UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 24, 2006
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                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)


          New York                     1-12709                 16-1482357
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                         14851
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01   Other Events; Press Release

Tompkins Trustco, Inc. issued a press release on October 25, 2006, announcing that it has adopted a management succession plan for its subsidiary, Tompkins Trust Company, which includes the appointment of Gregory J. Hartz as chief executive officer of Tompkins Trust Company effective January 1, 2007. Such press release is filed as Exhibit 99.1 hereto.


Item 9.01   Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d)      Exhibits.

                  Exhibit No.     Description
                  -----------     -----------

                     99.1 Press Release of Tompkins Trustco, Inc. dated October 25, 2006.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date:  October 30, 2006                By: /s/ ROBERT B. BANTLE
                                           -------------------------------------
                                           Robert B. Bantle
                                           Executive Vice President


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